IN THE CHANCERY COURT FOR SMITH COUNTY, TENNESSEE,

AT CARTHAGE

REGENEREX PHARMA, INC., Plaintiff,	Case No.: 2026-CV-8819 JURY DEMANDED

v

OPTIMIZE HEALTH PARTNERS, LLC,

Defendant.

COMPLAINT

Comes now Plaintiff, REGENEREX PHARMA, INC., (hereinafter referred to as “Regenerex”), by and through Counsel, for its cause of action against Defendant, OPTIMIZE HEALTH PARTNERS, LLC, (hereinafter referred to as “Optimize”), would state and show unto this Court as follows:

PARTIES

1.                  Regenerex is a corporation organized and existing under the laws of the State of Nevada, with its principal place of business located at 14 Main Street, Building D, Gordonsville, Tennessee. Plaintiff is an SEC reporting company. It is fully audited under US GAAP standards and is audit compliant under the rules established under the PCAOS (Public Company Accounting Oversight Board) created by the Sarbanes-Oxley Act of 2002 to oversee accounting professionals who provide independent audit reports for publicly traded companies.   The Company is also FINRA (Financial Industry Regulatory Authority) compliant. Defendant was employed by Plaintiff as its.

2.                  Upon information and belief, Defendant Optimize Health Partners, LLC, is a Delaware limited liability company conducting business in the State of Tennessee, including within Smith County, Tennessee, with its principal place of business located at 876 Westchester Circle, Hendersonville, Tennessee 37075, and may be served with process at this address.

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JURISDICTION AND VENUE

3.         This Court has subject matter jurisdiction over this action pursuant to the Constitution and laws of the State of Tennessee, including Tenn. Code Ann. § 16-11-101 et seq., because the causes of action asserted herein arise under Tennessee common law and statutory law and seek equitable and monetary relief within the jurisdiction of this Court.

4.                  Venue is proper in Smith County, Tennessee, pursuant to Tenn. Code Ann. §§ 20-4-101 and 20-4-104 because substantial acts and omissions giving rise to the claims asserted herein occurred within Smith County, Tennessee, and Plaintiff maintains its principal Tennessee operations within Smith County.

5.                  This Court has personal jurisdiction over Defendant because Defendant transacted business within the State of Tennessee, purposefully availed themselves of the privileges of conducting business in Tennessee, entered into contractual relationships to be performed in Tennessee, and committed acts giving rise to Plaintiff’s claims within the State of Tennessee.

INTRODUCTION

6.                  This action arises from Defendant’s repeated and material breaches of a Software License Purchase and Services Agreement concerning the Optimize EMR and Billing System utilized within Plaintiff’s healthcare and wound care operations.

7.                  Kenneth W. Perry (hereinafter referred to as “Mr. Perry”, Defendant’s owner and CEO, became the Regenerex’s Chief Financial Officer (“CFO”) on April 1, 2025, and was entrusted by Plaintiff with substantial responsibilities involving Plaintiff’s financial operations matters including payroll administration, compensation oversight, all accounting functions, and financial matters including accounting functions, and related financial matters.

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8.                  By virtue of Mr. Perry’s position and responsibilities, he owed fiduciary duties of honesty, loyalty, good faith, and fair dealing to Plaintiff.

9.                During the course of his employment on or about September 22, 2025, Plaintiff and Defendant entered into a Software License Purchase and Services Agreement (“Agreement”).

10.              This action arises from Optimize’s repeated and material breaches of a Software License Purchase and Services Agreement entered into with Plaintiff concerning Optimize’s EMR and Billing System utilized within Plaintiff’s wound care operations.

11.              Defendant materially breached the Agreement by, among other things:

a.	Improperly inflating invoices and overbilling Plaintiff;

b.	Charging unauthorized administrative markups inconsistent with the Agreement and related exhibits;

c.	Failing to deposit required source code and escrow materials as contractually required;

d.	Failing to maintain and/or provide proof of required insurance coverage;

e.	Failing to comply with contractual safeguards intended to protect Plaintiff’s access to mission-critical healthcare software infrastructure; and

f.	Failing to provide transparency and documentation concerning invoicing, software escrow, and compliance obligations.

12.              Plaintiff seeks compensatory damages, equitable relief, declaratory relief, disgorgement of improper charges, an accounting, attorneys’ fees where recoverable, injunctive relief, and all other relief deemed appropriate by the Court.

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FACTUAL ALLEGATIONS

A. The Agreement

13.              On or about September 22, 2025, Plaintiff and Defendant Optimize entered into a Software License Purchase and Services Agreement (“Agreement”).

14.              Pursuant to the Agreement, Defendant agreed to provide software implementation, operational support, hosting, technical services, software maintenance, source code preservation, and custom software development relating to the Omnipresent EMR and Billing System.

15.              The Agreement specifically required certain custom development costs to be billed at direct cost plus a defined administrative fee structure.

16.              Exhibit B to the Agreement expressly represented that certain custom development estimates were “based on direct quotes from the app developers with no mark-up.”

17.              The Agreement further required Defendant to maintain software escrow protections, deposit source code materials with an approved escrow agent, and maintain substantial insurance coverage, including cyber liability and professional liability insurance.

B. Improper Overbilling and Inflated Invoices

18.              Defendant submitted invoices to Plaintiff containing inflated charges and unauthorized markups.

19.              Plaintiff’s review of invoices revealed that Defendant improperly added administrative fees and markups inconsistent with representations made within the Agreement and Exhibit B.

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20.              Plaintiff identified invoice inflation totaling approximately $37,285.23.

21.              Plaintiff further determined that corrected billings without improper markups totaled approximately $132,860.12, while Plaintiff paid approximately $136,056.28, resulting in substantial overpayments.

22.              Defendant failed to adequately disclose, justify, reconcile, or substantiate these inflated amounts.

23.              Defendant’s conduct constitutes a material breach of the Agreement.

C. Failure to Deposit Escrow Materials

24.              The Agreement required Defendant to deposit complete and current source code, credentials, technical documentation, encryption keys, and related escrow materials with an approved escrow agent within ninety (90) days of the Effective Date.

25.              The Agreement further required ongoing quarterly updates of escrow materials.

26.              Upon information and belief, Defendant failed to properly deposit escrow materials as required under the Agreement.

27.              Defendant failed to provide adequate proof of escrow compliance.

28.              Defendant further failed to provide verifiable evidence demonstrating that the source code escrow requirements were fulfilled.

29.              The escrow provisions were material terms of the Agreement because the software platform constitutes mission-critical healthcare infrastructure necessary for Plaintiff’s operations and continuity of care.

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D. Failure to Maintain and Provide Insurance Documentation

30.              The Agreement required Defendant to maintain extensive insurance coverage, including general liability insurance, professional liability/errors and omissions insurance, cyber liability insurance, and workers’ compensation coverage.

31.              Defendant was further required to provide certificates of insurance and related documentation within thirty (30) days of the Effective Date.

32.              Upon information and belief, Defendant failed to provide the required insurance documentation and failed to demonstrate compliance with the Agreement’s insurance requirements.

33.              Defendant’s failure exposed Plaintiff to substantial operational, cybersecurity, regulatory, and financial risks.

E. Operational and Business Risks

34.              Plaintiff operates within the healthcare and wound care industry and handles sensitive patient information and operational healthcare systems.

35.              Defendant’s failures materially impaired Plaintiff’s contractual protections concerning cybersecurity, operational continuity, software continuity, disaster recovery safeguards, and access to critical operational systems.

36.              Defendant’s conduct placed Plaintiff at risk of significant business interruption, operational disruption, cybersecurity exposure, regulatory complications, and financial harm.

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COUNT I – BREACH OF CONTRACT

37.              Plaintiff incorporates by reference the allegations as set forth above in Paragraphs 1 – 36 as if fully set forth herein.

38.              A valid and enforceable contract existed between Plaintiff and Defendant.

39.              Plaintiff substantially performed its obligations under the Agreement.

40.              Defendant materially breached the Agreement by:

a.	Improperly inflating invoices;

b.	Charging unauthorized fees and markups;

c.	Failing to provide escrow compliance;

d.	Failing to deposit required source code materials;

e.	Failing to provide proof of required insurance coverage; and

f.	Failing to comply with contractual operational safeguards.

41.              Plaintiff suffered damages as a direct and proximate result of Defendant’s breaches.

COUNT II – DECLARATORY JUDGMENT

42.              Plaintiff incorporates by reference the  allegations as set forth above in Paragraphs 1 – 41 as if fully set forth herein.

43.              An actual and justiciable controversy exists between the parties regarding:

a.	Proper interpretation of billing provisions;

b.	Compliance with escrow obligations;

c.	Compliance with insurance obligations; and

d.	Plaintiff’s rights concerning software access, source code, operational continuity, and disaster recovery protections.
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44.              Plaintiff seeks a declaration of the parties’ respective rights and obligations under the Agreement.

COUNT III – ACCOUNTING

45.              Plaintiff incorporates by reference the preceding allegations as set forth above in Paragraphs 1 – 44 as if fully set forth herein.

46.              Defendant possessed exclusive or superior knowledge concerning invoice calculations, software development costs, subcontractor charges, administrative fees, escrow compliance, and related financial records.

47.              The accounts between the parties are complex and require equitable accounting.

48.              Plaintiff is entitled to a full accounting of all amounts billed, collected, marked up, credited, retained, or otherwise received by Defendant.

COUNT IV – BREACH OF IMPLIED COVENANT OF GOOD FAITH

AND FAIR DEALING

49.              Plaintiff incorporates by reference the allegations as set forth above in Paragraphs 1 – 49 as if fully set forth herein.

50.              Tennessee law implies a duty of good faith and fair dealing in every contract.

51.              Defendant violated this duty by engaging in deceptive billing practices, failing to provide required protections, impairing Plaintiff’s contractual benefits, and failing to act consistently with the reasonable expectations arising under the Agreement.

52.              Plaintiff suffered damages as a direct and proximate result of Defendant’s conduct.

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 COUNT V – UNJUST ENRICHMENT (IN THE ALTERNATIVE)

53.              Plaintiff incorporates by reference the allegations as set forth above in Paragraphs 1 – 52 as if fully set forth herein.

54.              To the extent any portion of Defendant’ conduct falls outside enforceable contractual provisions, Defendant knowingly retained benefits and payments to which they were not entitled.

55.              It would be inequitable and unjust for Defendant to retain improperly obtained funds and benefits.

COUNT VI – INJUNCTIVE RELIEF

56.              Regenerex asserts and incorporates by reference allegations as set forth above in Paragraphs 1 - 55 as if fully set forth herein.

57.              In light of the facts presented, Regenerex is in need of immediate relief, and for an injunctive order, or temporary restraining order, pursuant to Tennessee Rules of Civil Procedure, Rule 65, directing that Optimize, its officers, agents, attorneys, representatives, or any party in concert shall:

a.

Be enjoined and restrained from contacting any business relationships of Regenerex Pharma, Inc., in any manner, whether via U.S. postal service, telephone, facsimile, electronic mail, any social media outlets, etc.

PRAYER FOR RELIEF

WHEREFORE, PREMISES CONSIDERED, Plaintiff prays as follows:

1.                  Enter judgment in favor of Plaintiff and against Defendant;

2.                  Award compensatory damages in an amount to be determined at trial;

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3.                  Award restitution, disgorgement, and repayment of improperly billed amounts;

4.                  Order a full accounting of all invoices, payments, escrow deposits, source code materials, and related records;

5.                  Enter declaratory judgment concerning the parties’ rights and obligations under the Agreement;

6.                  Order Defendant to immediately provide proof of escrow compliance and insurance coverage;

7.                  To void, or declare invalid, any arbitration clause in the agreement;

8.                  Award pre-judgment and post-judgment interest as permitted by law;

9.                  Award attorney’s fees and costs where recoverable;

10.              Grant temporary, preliminary, and permanent injunctive relief as necessary to preserve Plaintiff’s access to software systems, source code, operational continuity, and healthcare operations; and

11.              Award all further relief to which Plaintiff may be entitled.

Respectfully submitted, /s/ JAMIE D. WINKLER JAMIE D. WINKLER, BPR#021094 Attorney for Plaintiff Bellar & Winkler, PLLC 212 Main Street P.O. Box 332 Carthage, TN 37030 Phone: 615-735-1684

THIS IS THE FIRST APPLICATION FOR EXTRAORDINARY RELIEF.

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I AM SURETY FOR THE COSTS OF THIS CAUSE

                     /s/ JAMIE D. WINKLER

JAMIE D. WINKLER, ATTORNEY AT LAW

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